                                                                   EXHIBIT 10.18

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.
OMMISSIONS ARE DESIGNATED AS ***

                   JOINT MARKETING AND DEVELOPMENT AGREEMENT


     This Joint Marketing and Development Agreement (the "Agreement") is made and entered into as of June 29, 2000 (the "Effective Date") by and between Aristotle International, Inc., a Delaware corporation with its principal place of business at 50 E Street, S.E., Suite 300, Washington, D.C. 20003 ("Aristotle") and VeriSign, Inc., a Delaware corporation with its principal place of business at 1350 Charleston Road, Mountain View, CA 94043 ("VeriSign").

                                   Recitals
                                   --------

WHEREAS:

     A. Aristotle is one of the leading political technology companies in the nation, and has compiled an extensive database of information from the voter roles and Department of Motor Vehicle Records in the United States ("Aristotle Database");

     B. VeriSign is the leading provider of Internet trust services, including authentication, validation and payment, needed by Web sites, enterprises and e-commerce service providers to conduct trusted and secure electronic commerce and communications over IP networks;

     C. VeriSign is developing Internet-based personal authentication services ("Authentication Service Bureau" or "ASB") to enable enterprises and their trading partners to accept payments for products and services online and to outsource the authentication of individuals to VeriSign through the validation of personal credentials, so that those individuals may conduct trusted transactions over the Internet, extranets and business-to-business exchanges ("Trust Services");

     D. VeriSign and Aristotle believe that the ASB can be significantly enhanced by use of the Aristotle Database (defined below) to assist in the validation of personal credentials; and

     E. Pursuant to that certain Letter of Intent, dated May 12, 2000 between the parties, the parties wish to develop a structure for enabling the marketing, sales and support of ASB solutions using the Aristotle Database to authenticate VeriSign prospects and customers on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   License.
          --------

          1.1  Provision of Services.
               ----------------------

     During the Term of this Agreement, and subject to the provisions hereof, Aristotle shall provide to VeriSign the Services. For purposes of this Agreement, "Services" shall mean access to the Aristotle Database through the Internet to assist VeriSign in authenticating personal information or personal credentials of its or its clients' prospects or customers by reference to one or more of the fields set forth in Exhibit A, attached hereto.
         ---------

          1.2  Grant of License.
               -----------------

     Subject to the terms, conditions and limitations of this Agreement, Aristotle hereby grants to VeriSign a non-exclusive license for the Term (defined below) to use the Aristotle Database , where legally available solely for the purposes described in this Agreement. The nature, content, and timeliness of the Aristotle Database is described in Exhibit A, attached hereto
                                                     ---------
and incorporated herein by this reference. Notwithstanding any other provision of this Agreement, Aristotle and VeriSign hereby agree and acknowledge that Aristotle retains all rights to, title in and ownership of the Aristotle Database, and that upon the expiration or termination of this Agreement for any reason the Aristotle Database and all copies, reproductions or Derivative Works (defined below) thereof in the possession or control of VeriSign (except information contained in Certificate Applications and Certificates, as defined in the VeriSign CPS at http://www.verisign.com/cps) shall thereafter be returned to Aristotle or destroyed, at the option of Aristotle, within ten (10) days of
                                                              ---  --
such expiration or termination.

          1.3  Joint Development.
               ------------------

     Subject to the provisions of Exhibit B, attached hereto, the parties will
                                  ---------
work together to arrive at interface specifications that facilitate the transmission of authentication information between the parties. The parties shall use commercially reasonable effort to complete such specification within 30 days of executing this Agreement. Aristotle will maintain a highly available, on-line source for the Aristotle Database, and will assist VeriSign in the integration of the ASB with the Aristotle Database. The specifications developed by the parties will be formalized in a Statement of Work ("SOW") that, upon completion, will be incorporated into this agreement as Exhibit C, attached
                                                             ---------
hereto and incorporated herein by this reference.

          1.4  Grant of Trademark Use.
               -----------------------

     Aristotle and VeriSign hereby grant to each other a non-exclusive, non-transferable license for the Term to use the other's trademarks, trade names and logos in connection with marketing and distributing the Aristotle Database, ASB and Trust Services; provided, however, that such license shall be limited to use solely in connection with the use of the Services. Each party's usual trademark guidelines, including any third party licensed programs shall apply to the use of the marks. A copy of VeriSign's Trademark Guidelines can be found at
http://www.verisign.com/about/branding.html.   Each party will use commercially
-------------------------------------------
reasonable efforts to avoid any action that diminishes the value of such marks.

          1.5  Ownership of Intellectual Property.
               -----------------------------------

     Except for the licenses granted in this Section 1 of this Agreement, as
                                             ---------
between Aristotle and VeriSign: (a) Aristotle shall have full and exclusive rights in, title to and ownership of the Aristotle Database and the Intellectual Property Rights therein; and (b) VeriSign shall have full and exclusive rights in, title to and ownership of the ASB and Trust Services and the Intellectual Property Rights therein. For purposes of this Agreement, the term "Intellectual Property

Rights" shall mean all patents, copyrights, trade secrets and all other rights in the products and services and any Derivative Works created thereof, owned by or licensed to either party whether or not such rights are protected under patent or copyright laws. Except as expressly provided herein, no other right or license with respect to any copyrights, patent rights, trademark rights or other Intellectual Property Rights is granted under this Agreement. Notwithstanding any other provision of this Agreement, the parties acknowledge and agree that all modifications to or Derivative Works of the Aristotle Database or the Intellectual Property Rights associated therewith shall remain the property of Aristotle and Verisign shall have no rights to such modifications or Derivative Works. For purposes of this Agreement, the term Derivative Works shall have the meaning ascribed to such term in the Copyright Law of the United States, Title 17 U.S.C. (S) 101 et. seq.; provided, however, that digital certificates and associated public key infrastructure systems created through the use of the Aristotle Database shall not be considered Derivative Works.

     2.   Joint Sales, Promotion and Marketing.
          -------------------------------------

          2.1  General.
               --------

     Aristotle and VeriSign wish to cooperate in the development, sales and marketing of Age, Citizenship, and Registered Voter Digital Credentials. These are digital credentials offered through the combination of digital credential management services (e.g., Public Key Infrastructure-based services) and end-
                     ----
user authentication via the use of sworn-to data sources, such as the public voter records.

     Aristotle and VeriSign each agree to provide training to one another's sales and marketing personnel regarding the products and services contemplated by this Agreement. This Agreement shall not limit either party's present and future business activities of any nature, including business activities which could be competitive with the other party, except to the extent such activities would involve a breach of (a) the confidentiality restrictions contained in
Section 8; or (b) any other express provision of this Agreement.
---------

          2.2  Responsibilities of Aristotle.
               ------------------------------

               (a) Assignment of project manager. Aristotle will assign a project manager to manage its activities and to ensure that the parties make rapid progress in achieving their obligations under the Agreement.

               (b) Training and Sales Support for Aristotle Database. Aristotle shall provide: (i) training at Aristotle's San Francisco facilities for a reasonable number of VeriSign employees as to be further agreed upon in writing between the parties, (ii) during normal business hours, reasonable telephone support services for VeriSign employees that have questions related to the Aristotle Database, in accordance with Aristotle's then current support and response policies and (iii) availability and support for the Aristotle Database in accordance with Exhibit B and the work product created as a result of the SOW.

               (c) Customer Support. Aristotle will provide VeriSign with customer support documentation with respect to the Aristotle Database for use at VeriSign's discretion, in supporting customers with the use of the Aristotle Database. In addition to the telephone support services described in Section 2.2(b) above, and subject to VeriSign's obligation to provide first level customer support set forth in Section 2.3(b) below, Aristotle will provide a customer support line, available from 6:00 a.m. to 6:00 p.m. Pacific Standard Time, Monday through Friday for use by VeriSign's prospects and customers that are unable to obtain assistance from VeriSign's first level customer support services described in Section 2.3(b) below. Aristotle will also provide an appropriate path for escalating severe problems during non-business hours. These escalation procedures will be further defined in the SOW.

               (d) Aristotle will designate VeriSign as its Preferred Provider of Trust Services.

               (e) Joint Marketing and Sales Activities. Aristotle will work with VeriSign in good faith to deliver the following:

                    (1)  A joint press release describing the relationship;

                    (2) Collateral documentation explaining the nature of the Aristotle Database and its use within the context of the ASB and Trust Services;

                    (3) Opportunities to jointly propose the ASB offering to particular identified prospects. Both parties will work together in good faith to present this joint offering to at least three (3) major prospects in the
                                                  -
ninety (90) days following execution of this Agreement; and
------  --

                    (4) Assistance in creating standard language around the nature and reliability of the Aristotle Database for VeriSign agreements with end-use customers.

          2.3  Responsibilities of VeriSign.
               -----------------------------

               (a) Assignment of project manager. VeriSign will assign a project manager to manage its activities and to ensure that the parties make rapid progress in achieving their obligations under this Agreement.

               (b) Primary Sales Role. VeriSign will assume the primary sales role in most joint customer interactions. VeriSign will be responsible for delivery of services to customers, first level customer support, including telephone support, and billing customers.

               (c) Preferred Provider. VeriSign will designate Aristotle as its Preferred Provider of United States domestic registered voter data. During the Term of this Agreement, VeriSign will use the Aristotle Database as its sole source of United States domestic registered voter data, unless: (a) the Aristotle Database does not reasonably meet a particular customer's demands as determined by VeriSign following consultation with Aristotle; or (b) use of another data source is specifically required by the customer. Aristotle understands that this provision does not apply to situations in which a customer purchases managed digital Certificate offerings from VeriSign, and the customer chooses to authenticate records themselves via the use of voter files not provided by the ASB.

               (d) Joint Marketing and Sales Activities. VeriSign will work with Aristotle in good faith to deliver the following:

                    (1)  A joint press release describing the relationship;

                    (2) Collateral documentation explaining the nature of the Aristotle Database and its use within the context of the ASB and Trust Services;

                    (3) Opportunities to jointly propose the ASB offering to particular identified prospects. Both parties will work together in good faith to present this joint offering to at least three (3) major prospects in the
                                                  -
ninety (90) days following execution of this Agreement; and
        --

                    (4) Assistance in creating standard language around the nature and reliability of the Aristotle Database for VeriSign agreements with end-use customers.

     3.   Fees.
          -----

     The parties have agreed to the fee and pricing schedule as contained in Exhibit B attached hereto and incorporated herein by this reference.

     4.   Representations, Covenants, Warranties and Limitations of Liability.
          --------------------------------------------------------------------

          4.1  Authority.
               ----------

     Each party represents and warrants that such party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; and the execution of this Agreement by such party, and the performance by such party of its obligations and duties hereunder, do not and will not violate any agreement to which such party is a party or by which it is otherwise bound; and when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

          4.2  No Infringement.
               ----------------

               (a) Aristotle represents and warrants that no portion of the Aristotle Database: (i) will infringe on or violate any copyright, United States patent, trademark, trade secret or third-party right; or (ii) will contain any content that, when used in accordance with the terms of this Agreement, would violate any applicable law or regulation. In the event that VeriSign becomes aware of any such infringement (or alleged infringement) or violation, VeriSign will promptly notify Aristotle and shall provide all information relating to such matters as Aristotle may reasonably request. Without limiting the generality of the foregoing, Aristotle represents that it has the right to provide access to the information contained in the Aristotle Database to VeriSign to provide the Services hereunder.

               (b) VeriSign represents and warrants that no portion of the ASB or Trust Services will: (i) infringe on or violate any copyright, United States patent, trademark, trade secret or third-party right; or (ii) will contain any content which violates any applicable law or regulation. In the event that Aristotle becomes aware of any such infringement (or alleged infringement) or violation, Aristotle will promptly notify VeriSign and shall provide all information relating to such matters as VeriSign may reasonably request.

               (c) Each of the parties will (i) conduct business in a manner that reflects favorably at all times on the other party; (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to the other party, its products and services or the public; (iii) make no false or misleading representations with regard to the other party or its products or services; and (iv) comply with all applicable laws and regulations in performing its duties under this Agreement and in any of its dealings with respect to the other party's products and services.

          4.3  Accuracy of Database.
               ---------------------

     Aristotle represents and warrants that the Aristotle Database represents a true, accurate, and timely reflection of the data obtained by Aristotle from the various public sources as defined in Exhibit A, attached hereto. Aristotle will
                                     ---------
ensure that the Aristotle Database presented to VeriSign will be as up-to-date as the data provided to any other Aristotle customer. While Aristotle cannot represent or warrant that the data that Aristotle receives from public sources is accurate or timely, Aristotle will further represent and warrant that it has introduced no discrepancies or errors into the data, and that the Aristotle Database is in material conformance to Exhibit A, attached hereto.
                                       ---------

          4.4  No Additional Warranties.
               -------------------------

     EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 4, THE PARTIES MAKE NO, AND HEREBY SPECIFICALLY DISCLAIM ANY, REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THEIR SERVICES, DATA, OR ANY OTHER MATTER UNDER THIS AGREEMENT AND EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THE PARTIES EXPRESSLY DISCLAIM ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR PURPOSE AND NONINFRINGEMENT.

          4.5  Limited Liability.
               ------------------

     To the fullest extent permitted by applicable law and except in the event of a breach of Section 8 below, the total aggregate liability of a party to the other party, regardless of whether such liability is based on breach of contract, tort, strict liability, breach of warranties, failure of essential purpose or otherwise, under this Agreement shall be limited to the greater of
(i) Five hundred thousand dollars or (ii) the amount paid by VeriSign to Aristotle under this Agreement over the then most recent three (3) month period.
                                                                -
IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUES OR LOSS OF PROFITS, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING CONTRACT, TORT OR OTHERWISE, EVEN IF ADVISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

          4.6  Reliance on Disclaimers and Indemnification Obligations.  Each
               --------------------------------------------------------
party acknowledges that the other party has set its prices and entered into this Agreement in reliance upon the limitations and exclusions of liability, the disclaimers of warranties and damages and such party's indemnity obligations set forth herein, and that the same form an essential basis of the bargain between the parties. The parties agree that the limitations and exclusions of liability and disclaimers specified in this Agreement will survive and apply even if other provisions of this Agreement are found to have failed of their essential purpose.

     5.   Indemnification.
          ----------------

          5.1  Aristotle Indemnification Obligations.
               --------------------------------------

     Aristotle, at its own expense, shall defend, or at its option settle, any third-party claim, suit or proceeding against VeriSign and pay any final judgment entered or settlement against VeriSign in any such claim, suit or proceeding, to the extent that such claim, suit or proceeding is based upon the infringement or misappropriation of any U.S. patent, copyright, trademark, or trade secret by the Aristotle Services or any claim that Aristotle does not have sufficient rights to license the Aristotle Database.

     Aristotle shall have no obligation to VeriSign pursuant to this Section 5 unless: (a) VeriSign gives Aristotle prompt written notice (unless the failure to provide such notice does not prejudice materially Aristotle) of the claim, suit, or proceeding and cooperates reasonably with Aristotle; and (b) Aristotle is given the right to control and direct the investigation, preparation, defense and settlement of the claim, suit or proceeding. Notwithstanding the foregoing, the indemnity obligations of Aristotle described above shall not apply in the event of a claim based upon: (i) a modified version of the Services; or (ii) the use of the Services in connection with another product or service (other than the ASB and the Trust Services or such other product or service which is necessary for the use of the Services) if Aristotle did not approve of such use.

          5.2  VeriSign Indemnification Obligations.
               -------------------------------------

     VeriSign, at its own expense, shall defend, or at its option settle, any third-party claim, suit or proceeding against Aristotle and pay any final judgment entered or settlement against Aristotle in any such claim, suit or proceeding, to the extent that such claim, suit or proceeding is based upon the infringement or misappropriation of any U.S. patent, copyright, trademark, or trade secret by the ASB or Trust Services, any claim that VeriSign does not have sufficient rights to license the ASB or Trust Services. VeriSign shall have no obligation to Aristotle pursuant to this Section 5 unless: (a) Aristotle gives VeriSign prompt written notice (unless the failure to provide such notice does not prejudice materially VeriSign) of the claim, suit or proceeding and cooperates reasonably with VeriSign; and (b) VeriSign is given the right to control and direct the investigation, preparation, defense, and settlement of the claim, suit or proceeding. Notwithstanding the foregoing, the indemnity obligations of VeriSign described above shall not apply in the event of a claim based upon: (i) a modified version of the ASB or Trust Services; or (ii) the use of the ASB or Trust Services in connection with another product or service (other than Aristotle Database or such other product or service which is necessary for the use of the ASB or Trust Services) if VeriSign did not approve of such use.

          5.3  Notice and Right to Participate.
               --------------------------------

     If either party receives notice of an alleged infringement of its respective products or services, it shall have the right, at its sole option:
(a) to obtain the right for the other party to continue use of the allegedly infringing product or service; (b) to replace or modify the allegedly infringing product or service, as applicable, so that it is no longer infringing but retains equivalent functionality and value; or (c) to require that the other party discontinue the use of the infringing product or service and refund a pro-rata portion of the total amounts paid for the use thereof. In no event shall Aristotle or VeriSign settle or otherwise dispose of a claim for which indemnity may be sought under this Agreement without a complete waiver and release with respect to the party for which indemnity could be sought under this Agreement.

     6.   Records; Audits.
          ----------------

     Each party may, from time to time, but not more than twice every twelve
(12) months, perform an audit upon reasonable notice to the other party to
 --
determine compliance with the terms of this Agreement. Any audit must be conducted during the hours of 8:00 a.m. and 5:00 p.m. Pacific Standard Time and all costs and expenses shall be the responsibility of the party conducting the audit.

     7.   Term; Termination.
          ------------------

          7.1  Term.
               -----

     This Agreement shall commence on the Effective Date, and unless sooner terminated as provided in this Agreement, shall remain in full force and effect for a term of three (3) years (the "Initial Term"). Thereafter, this Agreement
                     -
shall automatically renew for successive one (1) year terms (each, a "Renewal
                                              -
Term" and together with the Initial Term, the "Term"), provided, however, that a party may terminate this Agreement on the expiration of the Initial Term or any Renewal Term by delivering written notice of termination to the other party not less than sixty (60) days before the expiration of such Initial or Renewal Term.
                 --

          7.2  Termination.
               ------------

     Either party will have the right to terminate this Agreement if:

               (a) the other party breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days after
                                                            --
receipt of written notice of such default;

               (b) the other party becomes the subject of voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors; or

               (c)  upon the mutual agreement of the parties.

          7.3  Effect of Termination.
               ----------------------

     Upon termination or expiration of this Agreement: (a) each party will immediately return to the other party all marketing, literature and other materials of the other party in its possession or shall destroy such items and certify their destruction to the other party, and (b) VeriSign will return or destroy all copies of the Aristotle Database and any Derivative Works in accordance with Section 1.2 above.

     8.   Confidential Information.
          -------------------------

          8.1  Confidentiality.
               ----------------

     Neither party shall disclose Confidential Information (as hereinafter defined) of the other party. The receiving party shall use the same degree of care as it uses to protect its own Confidential Information of like nature, but no less than a reasonable degree of care, to maintain in confidence the Confidential Information of the disclosing party. The foregoing obligations shall not apply to any information that: (a) is at the time of disclosure, or thereafter becomes, part of the public domain through a source other than the receiving party; (b) is subsequently learned from a third party that does not impose an obligation of confidentiality on the receiving party; (c) was known to the receiving party at the time of disclosure; (d) is generated independently by the receiving party; or (e) is required to be disclosed by law, subpoena or other process, whereupon the receiving party will provide prompt written notice to the disclosing party and give such party an opportunity to respond prior to such disclosure. For purposes of this Agreement, the term "Confidential Information" shall mean all information that: (i) is not generally known to the public and which either party has rights; (ii) which is marked confidential restricted or proprietary by the party having rights in the same; or (iii) which, under all of the circumstances, ought reasonably be treated as confidential and/or proprietary.

          8.2  Terms of Agreement.
               -------------------

     The terms and conditions of this Agreement will be deemed Confidential Information and may not be disclosed without the prior express written consent of the other party, except as otherwise required by law. Notwithstanding the foregoing, VeriSign agrees that this Agreement may be filed with the Securities and Exchange Commission if Aristotle's counsel reasonably believes that such filing is necessary.

          8.3  Notification.
               -------------

     Either party shall notify the other party immediately upon discovery of any unauthorized use or disclosure of the other's Confidential Information, or any other breach of this Agreement by such party, and shall fully cooperate with the other party to help regain possession of Confidential Information and prevent the further disclosure of Confidential Information.

          8.4  Termination of Confidentiality Obligations.
               ------------------------------------------

     The confidentiality and non-use commitments shall terminate with respect to any Confidential Information, upon the lapse of a period of four (4) years
                                                                  -
commencing on the earlier of the date of disclosure or the termination of this Agreement.

     9.   Miscellaneous.
          --------------

          9.1  Force Majeure.
               --------------

     Each party hereto shall be excused from default or delay in the performance of its obligations hereunder if and to the extent that such default or delay is caused by: (i) an act of God, or other cause beyond its reasonable control, including but not limited to, work stoppages, fires, riots, accident, explosion, flood, storm, failures or fluctuations in electrical power, heat light, air conditioning or telecommunications equipment or (ii) a change in federal or state laws that prevents either party from legally performing its obligations hereunder. In such event, the nonperforming party shall be excused from performance for as long as such circumstance prevails and shall as soon as practicable notify the other party by telephone (to be confirmed promptly in writing) of any actual or anticipated delay. In the event of the occurrence and continuance for a period of thirty (30) days of one or more of the events
                                    --
described in (i) or (ii) above, either party may terminate this Agreement, in which case both parties shall be relieved of their obligations hereunder.

          9.2  Notices.
               --------

     All notices, reports, requests, acceptances and other communications required or permitted under this Agreement will be in writing. Notices will be deemed given when actually received. All communications will be sent to the receiving party's address as set forth below or to such other address that the receiving party may have provided for purposes of receiving notices as provided in this Section.

     To Aristotle:  Aristotle International, Inc.
                    50 E. Street, S.E., Suite 300
                    Washington, D.C. 20003
                    Attn:  General Counsel
                    Telephone: (202) 543-8345
                    Fax: (202) 543-6407

     To VeriSign:   VeriSign, Inc.
                    1350 Charleston Rd.
                    Mountain View, CA  94043
                    Attn:  Ben Golub
                    Telephone: (650) 429-3490
                    Fax: (650) 961-7300

          9.3  Binding Nature.
               ---------------

     This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

          9.4  Severability.
               -------------

     If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and unenforceable provisions.

          9.5    Entire Agreement.
                 -----------------

     This Agreement and all exhibits hereto constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all agreements and understandings between Aristotle and VeriSign with respect to the subject matter hereof made prior to the date hereof. There are no representations, warranties, understandings or agreements relating to the subject matter hereof which are not fully expressed in this Agreement. No amendment, modification, waiver or discharge of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against whom such amendment, modification, waiver or discharge is sought to be enforced.

          9.6    Governing Law.
                 --------------

     This Agreement shall be governed by the laws of the State of California, and controlling U.S. federal law, and the choice of law rules of any jurisdiction shall not apply. Any litigation arising under this Agreement will be brought in the federal or state courts of the Northern District of California.

          9.7    No Waiver.
                 ----------

     No waiver or failure to exercise any option, right or privilege under the terms of this Agreement by either of the parties hereto on any occasion or occasions shall be construed to be a waiver of the same on any other occasion or of any other option, right or privilege.

          9.8    Headings and References.
                 ------------------------

     The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections or exhibits shall, unless otherwise provided, refer to sections hereof or exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

          9.9    Assignment.
                 -----------

     This Agreement may not be assigned by either party without the prior
                        ---
express written consent of the other party, which shall not be unreasonably withheld. Notwithstanding the foregoing, either party shall be entitled to assign this Agreement, all rights and obligations hereunder to a successor to all or substantially all of such party's assets or voting securities, whether by sale, merger, acquisition, reorganization or otherwise; provided, however, that any successor shall agree to assume all obligations under this Agreement and, provided, further, that the party seeking to assign this Agreement shall provide prompt written notice to the other party of such assignment.

          9.10 Solicitation.
               -------------

     During the term of this Agreement, and for a period of one (1) year
                                                            ---  -
following the expiration or termination of this Agreement, no party shall solicit any employee of the other party without the prior express written consent of the other party.

          9.11 Survival.
               ---------

     The terms of Sections 1.5, 4.1, 4.2, 4.4, 4.5, 5.1, 5.2, 5.3, 8 and 9 will survive the expiration or earlier termination of this Agreement and will continue in full force and effect for a period of four (4) years from the date
                                                        -
of such expiration or termination of this Agreement or as otherwise required by law or regulation.

          9.12  Relationship of Parties.
                ------------------------

     The relationship of the parties created under this Agreement is that of an independent contractors, and no partnerships, joint venture, agency or other relationship is intended or created hereby, nor shall either party nor any of its affiliates, employees or representatives be construed to be an affiliate, employee, agent or representative of the other party hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

VERISIGN, INC.                      ARISTOTLE INTERNATIONAL, INC.

By: /s/ ANIL PEREIVA                By: /s/ JOHN PHILLIPS
        -------------------------           -------------------------
        ANIL PEREIVA                By: /s/ JOHN PHILLIPS


Name:  Anil Pereiva                 Name:  John A. Phillips
       ----------------------              ----------------
Title: VP Internet Services Group   Title: Chief Executive Officer
       and Corporate Marketing             ------------------------
       --------------------------   Date:  June 29, 2000
Date:  June 29, 2000                       ------------------------
       --------------------------

                                   EXHIBIT A

                                 ARISTOTLE DATA

                            (A)  Aristotle Database

     Aristotle's United States Registered Voter Database is a compilation of approximately 150,000,000 registered voters collected from over 1,600 government entities nationwide either on the state, county, or local level. Some lists are keypunched into an electronic format. At least 50% of the records have been obtained from the source jurisdictions within the last twelve (12) months, and
                                                               --
100% of the records have been obtained from the source not more than forty-eight
(48) months ago. The database will contain information about registered voters
 --
in 99% of the voting districts in the United States.

SQL Nationwide Voter Help File

(Some fields may not contain information for certain cities, counties etc.

Field Name     Field Description
================================================================================
ABSENTEE       ABSENTEE-absentee ballot voters

ADD_TYPE ADDRESS TYPE-a 1 letter identification code for the delivery location

               F  Firm (single business or organization)
               G  General Delivery (general mail pickup)
               H  High-rise (business park, plaza, etc.)
               P  PO Box (post office box)
               R  Rural Route/Highway
               S  Street/Residential Address

ADDRESS HOME STREET ADDRESS-unmodified address provided in the voter registration record

ALMANI/DIST    ALDERMANIC DISTRICT

AMBU_DIST      AMBULANCE DISTRICT

ANC_SMD        ADVISORY NEIGHBORHOOD DISTRICT-SINGLE MEMBER DISTRICT

APPEALS        APPEALS COURT

BEAT_BOX       BEAT BOX-replaces precinct in some precinct

BESE_DIST        STATE BOARD OF ELEMENTARY AND SECONDARY EDUCATION

BIRTHDATE        BIRTHDATE - Date of birth (YYMMDD)

BOCC             BOARD OF COUNTY COMMISSIONERS

BOED             BOARD OF EDUCATION

BOR_CODE         BOROUGH CODE

BOX              BOX-subprecinct of Beat Box

GENERAL CENSUS:  The US Census Bureau geocodes are subdivisions of the basic
INFORMATION      political divisions of the United States, namely states and counties. In general, counties are divided into census tracks, and census tracks are in turn subdivided into either block groups, enumeration districts, or both.

CENSUS_BLK       CENSUS BLOCK GROUP ENUMERATION DIST - Census Block/Census BGED

                 (Block Group Enumeration District).

                 Block Group - A small, statistical subdivision of a Census track chosen to preserve as much as possible the homogeneity of the residence.

                 Enumeration District - A statistical area used in the collection and preparation of Census data in areas where Block Group statistics are not prepared. An Enumeration District will encompass a population of 1000 to 1600 persons.

CENSUS_ST        CENSUS STATE - Census State Code. This is the major political and administrative subdivision of the United States.

CENSUS_SUB       CENSUS TRACK SUB CODE - Census Track Sub Code

CENSUS_TRK       CENSUS TRACK - A small statistical subdivision of a county established by the Census Bureau and designed to be relatively homogeneous with respect to population characteristics, economic status, and living conditions. Tracts generally have stable boundaries and average 4000 residents.

CHNCRY_DST       CHANCERY DISTRICT

CIRCUIT_DST      CIRCUIT DISTRICT

CITY CITY - HOME - This is the home city as provided in the voter registration record. It has not been modified from the information provided by the state or county.

CITY_CODE        CITY CODE

CITY_COMM        CITY COMMISSIONER DISTRICT

CITY_DIST        CITY DISTRICT

CITY_DISTA       CITY DISTRICT A

CITY_DISTB       CITY DISTRICT B

CITY_PREC        CITY PRECINCT

CITY_SCHL        CITY SCHOOL

CITY_TWP         CITY TOWNSHIP

CM_CL_DIST       COMMUNITY COLLEGE DISTRICT

CNCL_DIST        CITY COUNCIL DISTRICT

CNTY_CODE        COUNTY CODE

CNTY_COMM        COUNTY COMMISSIONER DISTRICT

CNTY_CNCL        COUNTY COUNCIL

CNTY_DIST        COUNTY DISTRICT

CNTY_DISTA       COUNTY DISTRICT A

CNTY_DISTB       COUNTY DISTRICT B

CNTY_SPEC1       COUNTY DESIGNATED DISTRICT 1

CNTY_SPEC2       COUNTY DESIGNATED DISTRICT 2

COA_FLAG CHANGE OF ADDRESS FLAG - Addresses coded M have forwardable new mailing address, F indicates a move to a foreign address, K represents a move with no forwarding address, and G is a box closing with no order.

COA_MOVE         CHANGE OF ADDRESS MOVE:

                 I - Individual move
                 F - Family move

                 B - Business move

COMM_COLL        COMMUNITY COLLEGE

COMM_DIST        COUNTY COMMISSIONER DISTRICT

COMP_OWN         COMPUTER OWNER

CONG_DIST        CONGRESSIONAL DISTRICT - Federal congressional district. This is the US Congressional district. In states which contain only one congressional district this field may be either blank, zero or one. In all other states the Congressional district is a two digit number from 00 to 99.

CONSTABLE        CONSTABLE DISTRICT

COUNTY_FIP       COUNTY FIP - Federal Information Processing Standards Code.
                 Federal county division applied based on mail zip code.
                 Sometimes zip code crosses county lines and the distinction cannot be made. The Census Bureau geocodes (i.e., COUNTY FIPS,
                 MCD FIPS..etc) are subdivisions of the basic political divisions of the US namely states and counties. In general counties are divided into census tracks and census tracks are in turn subdivided into either block groups or enumeration districts or into both.

COUNTY_NUM       COUNTY NUMBER

COUNTY_ST        COUNTY STATE - Aristotle county division applied based on
                 county. This code is unique by state. It stands for the Federal
                 Information Processing Standards - FIPS - number for the county in which the voter is registered. This number is affixed by Aristotle when the voter registration data is acquired.

COURT_APL        COURT OF APPEALS DISTRICT

CR_RT CARRIER ROUTE - Mail carrier route. COA applied/CASS** certified. CAS re-certification is required every 6 months.

DEAD Identified as possibly dead. Three categories are used to match the data. The first level is considered to have the greatest accuracy.

                 1- first name, last name, birth date, zip code
                 2- first name, last name, birth date
                 3- first name, last name, zip code

DEL_PT DELIVERY POINT - 3 digit delivery point. This is the bar code information for use in achieving postal discounts.

DEM_SUB          DEMOCRATIC SUBDIVISION

DEVELOPMENT      DEVELOPMENT

DIST_CODE        DISTRICT CODE

DIST_COURT       DISTRICT COURT

DIST_PREC        DISTRICT PRECINCT-Combines District field with Precinct field

DISTRICT         DISTRICT

DIVISION         DIVISION-Division within ward

DRIV_LICNO       DRIVER LICENSE NUMBER

EDUC_DIST        EDUCATION DISTRICT

ELEC_DIST        ELECTION DISTRICT

ELEMSCHL         ELEMENTARY SCHOOL

EMPLOYER         EMPLOYER

ESD_DIST         EDUCATION SERVICE DISTRICT

ETHNIC_COD       ETHNIC CODE - All ethnic codes on data collected after 1996 are provided only by source. Ethnic code on older data is provided by one of the following: source, AP applied, or vendor applied as an enhancement.

                 Ethnic Codes

                 A  AMERICAN
                 B  BLACK
                 C  CATHOLIC
                 D  CHINESE
                 E  IRISH/CATHOLIC
                 F  FRENCH
                 G  GERMAN
                 H  HISPANIC
                 I  ITALIAN
                 J  JEWISH
                 K  KOREAN
                 L  JAPANESE
                 M  ASIAN INDIAN
                 N  NORTHERN EUROPEAN
                 O  ORIENTAL

                 P  IRISH
                 R  ARAB
                 S  SCOTTISH/IRISH
                 T  FRENCH/CATHOLIC
                 U  ASIAN
                 V  VIETNAMESE
                 W  WHITE
                 Y  INDIAN
                 Z  AMERICAN INDIAN
                 0  OR BLANK-UNKNOWN

ETHNIC_GRP       ETHNIC CODE - This is an ethnic code which is added during the enhancement. These are the following codes and there meanings:

                 0  or Blank-Unknown
                 1- Catholic
                 2- Irish/Catholic
                 3- Irish
                 4- French
                 5- French/Catholic
                 6- Italian
                 7- Jewish
                 8- Japanese
                 9- Asian Indian
                 A- Hispanic
                 B- Korean
                 C- Vietnamese
                 D- Chinese

EXEMPT_JRY       EXEMPT JURY-Exempt from Jury Duty

FEC_85_86        FEDERAL CONTRIBUTORS 87-88 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_87_88        FEDERAL CONTRIBUTORS 87-88 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_89_90        FEDERAL CONTRIBUTORS 89-90 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_91_92        FEDERAL CONTRIBUTORS 91-92 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_93_94        FEDERAL CONTRIBUTORS 93-94 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_95_96        FEDERAL CONTRIBUTORS 95-96 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_97_98        FEDERAL CONTRIBUTORS 97-98 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FEC_99_00        FEDERAL CONTRIBUTORS 99-00 - Contributors based on Federal
                 Election Commission records.

                 DISCLAIMER: "Information contained in this field is subject to FEC guidelines for appropriate use, and may not be sold or used by any other person for the purpose of soliciting contributions or for commercial purposes, other than using the name and address of any political committee to solicit contributions from such committee." Consult the FEC for further information prior to using any information.

FIRE_DIST        FIRE DISTRICT

FIRSTNAME        FIRST NAME

FLOOD_DIST       FLOOD DISTRICT

HAVECHILD        HAVE CHILD-Indicates presence of children in household.

HH_NUMBER        HOUSEHOLD NUMBER - Every member in the household is assigned a same 7 digit number which is unique by household. (i.e. No 2 households share the same household number but everyone in a same household shares the same number.)

HOH_FLAG HEAD OF HOUSEHOLD FLAG - Head of household is the oldest person in the household as determined by date of birth. If date of birth is not available, head of household is the person who registered the earliest as determined by date of registration.

                 H - Head,

                 M - Member. Generally, voters are considered to belong to the same household if they share the following in common:

                     Home zip, Home street name, Home pre-direction, Home post-direction, Home house #, Last Name, Home apt #

HOHDOB           HEAD OF HOUSEHOLD BIRTHDATE-Birthdate of the Head of Household
                 (YYMMDD)

HOME_OWNER       HOMEOWNER STATUS - Here are the codes:

                 1 - Home owner
                 2 - Probable home owner
                 3 - Renter
                 4 - Probable Renter

HOME_SEQ HOME SEQUENCE - Home sequence numbers are provided to accommodate the creation of walk-lists. Each voter is assigned a unique 7 digit number which is equivalent to the ordinal position when sorted in ascending order by the following fields: Home zip, Home Street name, Home pre-direction, Home post-direction, Home house #, Last Name, Home apt #. A region (e.g. region selected by zip codes) sorted by sequence number provides a walk list of voters sorted in ascending order by fields listed above.

HOME_ZIP4        HOME ZIP+4

HOSP_DIST        HOSPITAL DISTRICT

HS_DIST          HIGH SCHOOL DISTRICT

INACTIVE         INACTIVE

INCOME INCOME - This is level of estimated household income. Person's income level is indicated by a numeric code as follows:

                 0 - Not Available
                 1 - Under 15,000
                 2 - 15,000+
                 3 - 25,000+
                 4 - 35,000+
                 5 - 50,000+
                 6 - 75,000+
                 7 - 100,000+

IN_CITY IN CITY-This distinguishes voters who reside within the city limits.

JP_DIST          JUSTICE OF THE PEACE DISTRICT

JRCOLG_DST       JUNIOR COLLEGE DISTRICT

JUD_DIST            JUDICIAL DISTRICT

LAND_DIST           LAND DISTRICT

LAND_LOT            LAND LOT

LAST_VOTED          DATE LAST VOTED

LASTNAME            LAST NAME

LASTUPDATE          DATE LAST UPDATED

LC_SCL_DST          LOCAL SCHOOL DISTRICT CODE

LEG_DIST            LEGISLATIVE DISTRICT

LEG_ELEC_DIST       LEGISLATIVE ELECTION DISTRICT

LEVY_CODE           LEVY CODE

LIB_DIST            LIBRARY DISTRICT

LOCAL_SCL           LOCAL SCHOOL DISTRICT

LOCALTY_CD          LOCALITY CODE

LOT_CODE            LINE OF TRAVEL CODE

M_ZIP4              MAIL ZIP LAST 4 - Mail zip +4. COA applied/CASS** certified

MADDRESS ADDRESS - MAIL - This is the complete mail address as COA verified and corrected. COA is the USPS file of Americans who move and request that mail be forwarded. AP applies the COA information only to the mail address. This application allows for an increase in the accuracy of mail delivery and for identification of potential absentee ballot voters.

MAG_DIST            MAGISTERIAL DISTRICT

MAIL_ORD            MAIL ORDER BUYER

MATCHFLAG           MATCH FLAG-This record was matched to the DMV file

MCD_CODE            MINOR CIVIL DIVISION-City or township code.

MCD_FIPS MINOR CIVIL DIVISIONS-County subdivisions such as towns and townships. Based on the Census Bureau addressing scheme.

MCITY CITY - MAIL - This is the mail city as COA verified and corrected.

MIDDLE_INI          MIDDLE INITIAL

MIDDLENAME          MIDDLE NAME

MSTATE STATE - MAIL - This is the mail state as COA verified and corrected.

MUNI_CODE           MUNICIPAL CODE-

MUNI_DIST           MUNICIPAL DISTRICT-

MUNI_GEN93          MUNICIPAL GENERAL ELECTION '93

MUNI_NAME           MUNICIPAL NAME

MUNI_PREC           MUNICIPAL PRECINCT

MUNI_WARD           MUNICIPAL WARD

MUNICIPAL           MUNICIPALITY

MZIP ZIP - MAIL - This is the mail zip code as COA verified and corrected.

OCCUP_CODE          OCCUPATION CODE

OCCUPATION          OCCUPATION

ODD_EV_ADD          ODD OR EVEN STREET INDICATOR - Odd/Even indicator. Flags the address for location on the even or the odd side of the street. (Primarily used for walk lists).

                    E -   Even
                    O -   Odd

PARISH_CD           PARISH CODE

PARK_DIST           PARK DISTRICT

PARTY_CODE          PARTY AFFILIATION - Party affiliation code which are unique nationwide

                    A-   American Independent
                    C-   Consumer
                    D-   Democrat
                    E-   DC Statehood

                    F-   Reform
                    G-   Green
                    H-   Liberal
                    I-   Independent
                    J-   UMOJA
                    K-   Independent NM Party
                    L-   Libertarian
                    N-   None/Non-Partisan/No Party/No Preference/Declined to
                         State/Undeclared/Undecided
                    O-   Other
                    P-   Peace & Freedom
                    R-   Republican
                    T-   Right to Life
                    U-   Unaffiliated/Non Affiliated
                    V-   Conservative
                    W-   Natural Law
                    _-   Blank

PARTY_MIX           MIX - Party make-up of everyone in a household:

                    (1) all family members are R
                    (2)  all family members are D
                    (3)  all are other than R or D
                    (4)  none are D
                    (5)  All family members are R or D only
                    (6)  No family member are R
                    (7)  All family members are R or D and any other legal value
                    (0)  family member contains invalid or no party code

PHONE_CODE          PHONE CODE - Telephone code ranging from 1-7, 1 being the
                    highest connectability rating.

PHONE_NUM           PHONE NUMBER

PHONE_SRC           PHONE SOURCE - Telephone source

                    R-   Replace
                    N-   New
                    V-   Verified
                    A-   Area code was missing from original phone number

PORT_DIST           PORT DISTRICT

PRC_SUBDIV          PRECINCT SUBDIVISION NUMBER

PREC_CNTY           COUNTY PRECINCT ID

PREC_GRP            PRECINCT GROUP

PREC_NAME           PRECINCT NAME

PREC_NO1            PRECINCT NUMBER 1

PREC_NO2            PRECINCT NUMBER 2

PREC_PART           PRECINCT PART

PREC_PORT           PRECINCT PORTION

PREC_SPLIT          SPLIT PRECINCT

PRECINCT            PRECINCT

PSC_DIST            PUBLIC SERVICE COMMISSION

PUD_DIST            PUBLIC UTILITIES DISTRICT

RANDOM_NUM          RANDOM NUMBER - Each voter is assigned 8 digit random number ranging from 00000001 to 99999999 to accommodate random selection of voter samples. Random samples of voters can be obtained by selecting only those voters within a certain range by specifying the lower and upper limit. Number of random voter samples can be adjusted by narrowing/broadening the range(i.e. by adjusting the lower and/or upper limit)

RANGE               RANGE

REASON              REASON FOR DELETE

REGENT_DIS          REGENT DISTRICT

REGIS_DATE          REGISTRATION DATE - Date of registration (YYMMDD)

REP_SUB             REPUBLICAN SUBDIVISION

REPVOT_DIST         REPRESENTATIVE VOTE DISTRICT

RES_COUNT           RESIDENT COUNT-Number of times an address appears.

ROAD_DIST           ROAD DISTRICT

SAN_DIST            SANITATION DISTRICT

SAW_DIST            SANITATION AND WATER DISTRICT

SCHL_DIST           SCHOOL DISTRICT

SCHL_PREC           SCHOOL PRECINCT

SCHL_ZONE           SCHOOL ZONE

SECTION             SECTION

SEWER_DIST          SEWER DISTRICT

SEX                 GENDER - Gender code

                    M -   Male
                    F -   Female

SPORTMAN            SPORTSMAN-Indication of subscribers to sporting magazines

                    1 -   Matched by Home address
                    2 -   Matched by Mail address

SSN                 SOCIAL SECURITY NUMBER

ST_LO_HOUS          STATE ASSEMBLY DISTRICT

ST_LO_HOUS_2        2ND STATE ASSEMBLY DISTRICT-used in cases where town is
                    split but there isn't a precinct line to determine which district applies

ST_UP_HOUS          STATE SENATE DISTRICT

STATE STATE - HOME - This is the home state as provided in the voter registration record. It has not been modified from the information provided by the state or county.

STATE_NUM           STATE ID NUMBER

STATUS              STATUS

STVTR_STAT          COUNTY VOTER STATUS

SUB_DIST            SUB DISTRICTS

SUB_SCHL

SUPERVISOR          SUPERVISOR DISTRICT

SUPREME             SUPREME COURT

SURN_SUFF           SURNAME SUFFIX-Registrant's surname suffix (Jr. Sr. etc...)

TAX_DIST1           TAX DISTRICT 1-Special taxing district

TAX_DIST2           TAX DISTRICT 2-Special taxing district

TAX_DIST3           TAX DISTRICT 3-Special taxing district

TAX_DIST4           TAX DISTRICT 4-Special taxing district

TAX_DIST5           TAX DISTRICT 5-Special taxing district

TAX_DIST6           TAX DISTRICT 6-Special taxing district

TAX_DIST7           TAX DISTRICT 7-Special taxing district

TAX_DIST8           TAX DISTRICT 8-Special taxing district

TAX_WARD            TAX WARD

TERR_SUFF           TERRITORY SUFFIX

TITLE               Title (Mr. Mrs. Dr. etc...)

TN_SPR_DST          TOWN SUPER DISTRICT

TOWN_CODE           TOWN CODE

TOWN_NAME           TOWN NAME

TOWNSHIP            TOWNSHIP

TRAIL_CNT           TRAILER COUNT - Trailer count represents the individual rank in the household based on the criteria used to determine head of household(DoB/DoR). Head of household gets value of "1", and highest ranking member gets value of "2", second highest ranking member gets value of "3", and ...etc.

TWN_CLERK           TOWN CLERK

TWN_PRC_CD          TOWN PRECINCT CODE

TWP_ALPHA           TOWNSHIP CODE/NAME-Township code/name

VILL_DIST           VILLAGE DISTRICT

VOTE_AREA           VOTING AREA

VOTE_DIST           VOTE DISTRICT

VOTER_CNT           VOTER COUNT - Voter count indicates the number of times a
                    person voted. This is the total number of times the voter has been to the polls in the years covered by the registrar of voters. This total will vary from county to county depending on the history that is available from the particular registrar of voters. Aristotle makes every attempt to maintain voter history files even when the registrar of voters does not.

VOTER_ID VOTER ID NUMBER - Voter identification number assigned by county or the state.

VOTER_TRLR          VOTER TRAILER - Voter Trailer indicates number of trailing members in the household.

VTR_2PR84           1984 Second Primary

VTR_2PR86           1986 Second Primary

VTR_2PR88           1988 Second Primary

VTR_2PR90           1990 Second Primary

VTR_2PR92           1992 Second Primary

VTR_2PR94           1994 Second Primary

VTR_2PR96           1996 Second Primary

VTR_2PR98           1998 Second Primary

VTR_2PR00           2000 Second Primary

VTR_CONG99          1999 Congressional Special

VTR_CPRI84          1984 County Primary

VTR_CPRI86          1986 County Primary

VTR_CPRI88          1988 County Primary

VTR_CPRI90          1990 County Primary

VTR_CPRI92          1992 County Primary

VTR_CPRI94          1994 County Primary

VTR_CPRI96          1996 County Primary

VTR_CPRI98          1998 County Primary

VTR_FPRI86          1986 Fall Primary

VTR_FPRI87          1987 Fall Primary

VTR_FPRI88          1988 Fall Primary

VTR_FPRI89          1989 Fall Primary

VTR_FPRI90          1990 Fall Primary

VTR_FPRI91          1991 Fall Primary

VTR_FPRI92          1992 Fall Primary

VTR_FPRI93          1993 Fall Primary

VTR_FPRI94          1994 Fall Primary

VTR_FPRI95          1995 Fall Primary

VTR_FPRI96          1996 Fall Primary

VTR_FRUN92          1992 Fall Runoff

VTR_FRUN94          1994 Fall Runoff

VTR_FRUN96          1996 Fall Runoff

VTR_GEN84           1984 General Election

VTR_GEN85           1985 General Election

VTR_GEN86           1986 General Election

VTR_GEN87           1987 General Election

VTR_GEN88           1988 General Election

VTR_GEN89           1989 General Election

VTR_GEN90           1990 General Election

VTR_GEN91           1991 General Election

VTR_GEN92           1992 General Election

VTR_GEN93           1993 General Election

VTR_GEN94           1994 General Election

VTR_GEN95           1995 General Election

VTR_GEN96           1996 General Election

VTR_GEN97           1997 General Election

VTR_GEN98           1998 General Election

VTR_GEN99           1999 General Election

VTR_GEN00           2000 General Election

VTR_GRUN93          1993 General Runoff

VTR_GRUN97          1997 General Runoff

VTR_GRUN98          1998 General Runoff

VTR_MGEN91          1991 Municipal General

VTR_MGEN93          1993 Municipal General

VTR_MGEN95          1995 Municipal General

VTR_MGEN97          1997 Municipal General

VTR_MOTH95          1995 Municipal Other

VTR_MOTH97          1997 Municipal Other

VTR_MPRI95          1995 Municipal Primary

VTR_MPRI97          1997 Municipal Primary

VTR_OTH84           1984 Other Election

VTR_OTH85           1985 Other Election

VTR_OTH86           1986 Other Election

VTR_OTH87           1987 Other Election

VTR_OTH88           1988 Other Election

VTR_OTH89           1989 Other Election

VTR_OTH90           1990 Other Election

VTR_OTH91           1991 Other Election

VTR_OTH92           1992 Other Election

VTR_OTH93           1993 Other Election

VTR_OTH94      1994 Other Election

VTR_OTH95      1995 Other Election

VTR_OTH96      1996 Other Election

VTR_OTH97      1997 Other Election

VTR_OTH98      1998 Other Election

VTR_OTH99      1999 Other Election

VTR_OTH00      2000 Other Election

VTR_PPP84      1984 Presidential Preference Primary Election

VTR_PPP88      1988 Presidential Preference Primary Election

VTR_PPP92      1992 Presidential Preference Primary Election

VTR_PPP96      1996 Presidential Preference Primary Election

VTR_PPP00      2000 Presidential Preference Primary Election

VTR_PRI84      1984 Primary Election

VTR_PRI85      1985 Primary Election

VTR_PRI86      1986 Primary Election

VTR_PRI87      1987 Primary Election

VTR_PRI88      1988 Primary Election

VTR_PRI89      1989 Primary Election

VTR_PRI90      1990 Primary Election

VTR_PRI91      1991 Primary Election

VTR_PRI92      1992 Primary Election

VTR_PRI93      1993 Primary Election

VTR_PRI94      1994 Primary Election

VTR_PRI95      1995 Primary Election

VTR_PRI96      1996 Primary Election

VTR_PRI97      1997 Primary Election

VTR_PRI98      1998 Primary Election

VTR_PRI99      1999 Primary Election

VTR_PRI00      2000 Primary Election

VTR_PRUN84     1984 Primary Runoff

VTR_PRUN86     1986 Primary Runoff

VTR_PRUN88     1988 Primary Runoff

VTR_PRUN90     1990 Primary Runoff

VTR_PRUN92     1992 Primary Runoff

VTR_PRUN94     1994 Primary Runoff

VTR_PRUN96     1996 Primary Runoff

VTR_PRUN98     1998 Primary Runoff

VTR_SCH91      1991 School Board Election

VTR_SCH92      1992 School Board Election

VTR_SCH93      1993 School Board Election

VTR_SCH94      1994 School Board Election

VTR_SCH95      1995 School Board Election

VTR_SCH96      1996 School Board Election

VTR_SCH97      1997 School Board Election

VTR_SGEN84     1984 Spring General

VTR_SGEN85     1984 Spring General

VTR_SGEN86     1984 Spring General

VTR_SGEN87     1984 Spring General

VTR_SGEN88     1984 Spring General

VTR_SGEN90     1984 Spring General

VTR_SGEN91     1984 Spring General

VTR_SGEN92     1984 Spring General

VTR_SGEN93     1984 Spring General

VTR_SGEN94     1984 Spring General

VTR_SGEN95     1984 Spring General

VTR_SGEN96     1996 Spring General

VTR_SHRF92     1992 School Runoff

VTR_SHRF93     1993 School Runoff

VTR_SHRF94     1994 School Runoff

VTR_SHRF96     1996 School Runoff

VTR_SPCL98     1998 Special Election

VTR_SPRI85     1985 Spring Primary

VTR_SPRI86     1986 Spring Primary

VTR_SPRI87     1987 Spring Primary

VTR_SPRI88     1988 Spring Primary

VTR_SPRI89     1989 Spring Primary

VTR_SPRI90     1990 Spring Primary

VTR_SPRI91     1991 Spring Primary

VTR_SPRI92     1992 Spring Primary

VTR_SPRI93     1993 Spring Primary

VTR_SPRI94     1994 Spring Primary

VTR_SPRI95     1995 Spring Primary

VTR_SPRI96     1996 Spring Primary

WARD_COUNC     WARD/CITY COUNCIL DISTRICT

WATER_DIST     WATER DISTRICT

WATER_SEWER    WATER AND SEWER DISTRICT

WARD           WARD

ZIP ZIP - HOME - This is the home zip as provided in the voter registration record. It has not been modified from the information provided by the state or county.

                                   EXHIBIT B

            Description of Services, Payment Terms and Fee Schedule

     Services
     --------

     The Services will be provided to VeriSign as follows: Upon execution of this Agreement Aristotle shall provide to VeriSign a copy of its Aristotle Database Interface software, through which VeriSign shall have access to the Aristotle Database to verify and authenticate personal credentials or personal information of VeriSign's or its prospects or customers contained in such Database. Such Services will be provided by Aristotle, with 99% availability, twenty-four (24) hours per day, seven (7) days per week, three hundred sixty-
             --                        -
five (365) days per year, subject to routine maintenance windows of 11:00 p.m.
      ---
each Saturday night to 1:00 a.m. each Sunday morning and 11:00 p.m. each Sunday night to 1:00 a.m. each Monday morning. The system will maintain an average response time of 5 seconds, and will maintain a maximum response time of 8 seconds. Notwithstanding the foregoing, if there is a sudden increase in peak demand on the system, the parties will work together in good faith to improve response times.

     Payment Terms
     -------------

     Aristotle shall prepare monthly invoices detailing the use of the Aristotle Database. Services are due and payable as such Services are performed or made available. All invoices are payable net thirty (30) days. If an invoice is not
                                                 --
paid within thirty (30) days of the invoice due date, Aristotle will send a
                    --
collection notice to VeriSign requesting payment. If payment is not received within fifteen (15) days of the date posted on the collection notice, at its
                --
sole discretion, Aristotle may discontinue performing or making the Services available. Without limiting the provisions of Section 7.2 above, the Services will be performed or made available again only on full payment of all outstanding invoices. Balances on all outstanding invoices will be subject to an interest charge at a monthly rate equal to the lesser of one and one-half percent (1.5%) or the maximum rate permitted by applicable law.
         ----

     Fee Schedule
     ------------

     A.   Primary Verification Fee Schedule
          ---------------------------------

     For the term of this Agreement, use of the Aristotle Database for any purpose, where Aristotle is the primary source of authentication information, VeriSign will remit to Aristotle the the following fees:

-------------------------------------------------------------------------------
CUMULATIVE TOTAL AUTHENTICATIONS                 COST PER AUTHENTICATION
-------------------------------------------------------------------------------
             1-1,000,000                                 ***
-------------------------------------------------------------------------------
     1,000,001-3,000,000                                 ***
-------------------------------------------------------------------------------
               3,000,001+                                ***
-------------------------------------------------------------------------------

*** CONFINDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

     Should VeriSign and Aristotle develop supplemental, transaction-based validation services which incorporate the Aristotle Database (e.g. real-time verification of voting district status or address change) then Aristotle may choose to forego the above fee in lieu of *** of the net proceeds arising from said supplemental, transaction-based services.

     B.   Secondary Verification Fee Schedule
          -----------------------------------

     For the term of this Agreement, use of the Aristotle Database for any purpose, where Aristotle is a secondary source of authentication information, VeriSign will remit to Aristotle the following fees:

-------------------------------------------------------------------------------
CUMULATIVE TOTAL AUTHENTICATIONS                 COST PER AUTHENTICATION
-------------------------------------------------------------------------------
             1-1,000,000                                  ***
--------------------------------------------------------------------------------
     1,000,001-3,000,000                                  ***
--------------------------------------------------------------------------------
               3,000,001+                                 ***
--------------------------------------------------------------------------------

     Should VeriSign and Aristotle develop supplemental, transaction-based validation services which incorporate the Aristotle Database (e.g. real-time verification of voting district status or address change) then Aristotle may choose to forego the above fee in lieu of *** of the net proceeds arising from said supplemental, transaction-based services.

     For the purposes of this Exhibit B,

          (a) Aristotle will be compensated as if it were the primary source of information whenever Aristotle Database is being utilized to confirm age, date of birth or United States citizenship of any individual;

          (b) the only circumstance under which Aristotle will be considered to be the secondary source of information is if: (A) the majority of data fields used to authenticate a customer are obtained from a data source other than Aristotle, which data source shall not include registered voter data; or (B) another data source is used in order to meet the customer's requirement, because, for the particular customer's purposes, a material piece of information (e.g. credit payment numbers, confirmation of credit history, confirmation of employer) is not present in the Aristotle Database, which data source shall not include registered voter data; or (ii) the Aristotle Database is used only for confirming information that is otherwise obtained from another paid data source, which paid data source shall not include registered voter data.

*** CONFINDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

     Price Increases
     ---------------

     Eighteen (18) months following the effective date of this Agreement,
               --
Aristotle and VeriSign will meet in good faith to review volumes and prices. If the sum of revenues received by Aristotle from Verisign have not equaled at least *** by the end of such period, VeriSign and Aristotle will negotiate in good faith to increase the prices to be charged by Aristotle under the remaining term of this Agreement. VeriSign and Aristotle agree in advance that prices charged hereunder will increase by no more than ***%. It is understood that such good faith compromise will include provisions for maintaining the prices listed above for ASB customers already under contract. In the event a reasonable compromise cannot be reached within ninety (90) days, the parties will mutually agree that Aristotle will be relived of any obligation to provide services to any new VeriSign ASB customers, and VeriSign will be relieved of its obligations under section 2.3(C).

*** CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

                                   EXHIBIT C

                               STATEMENT OF WORK


           [to be developed subsequent to the date of this Agreement and attached hereto upon completion]

                                      C-1